Vanguard Ohio Tax-Exempt Money Market Fund

Supplement to the Prospectus and Summary Prospectus Dated March 29, 2016

Important Changes to Vanguard Ohio Tax-Exempt Money Market Fund

On November 17, 2016, the board of trustees for Vanguard Ohio Tax-Exempt Money Market Fund (the Fund) approved a proposal to liquidate and dissolve the Fund on or about February 22, 2017 (the liquidation date). In anticipation of the liquidation and dissolution, the Fund will be closed to new investors after the close of business on November 22, 2016, and will be closed to new investments after the close of business on January 18, 2017.

On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the Fund will be canceled and the Fund will cease operations as a mutual fund.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.

Prior to the liquidation date, the Fund will declare and pay its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 96A 112016

Vanguard Ohio Tax-Free Funds

Supplement to the Statement of Additional Information Dated March 29, 2016

Important Changes to Vanguard Ohio Tax-Free Money Market Fund

On November 17, 2016, the board of trustees for Vanguard Ohio Tax-Exempt Money Market Fund (the Fund) approved a proposal to liquidate and dissolve the Fund on or about February 22, 2017 (the liquidation date). In anticipation of the liquidation and dissolution, the Fund will be closed to new investors after the close of business on November 22, 2016, and will be closed to new investments after the close of business on January 18, 2017.

On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the Fund will be canceled and the Fund will cease operations as a mutual fund.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.

Prior to the liquidation date, the Fund will declare and pay its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 75B 112016